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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



    We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Florida Coast Paper Company, L.L.C. (the "Company") of our report dated September 10, 1996 relating to the financial statement of the Company which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



                                          /s/ PRICE WATERHOUSE LLP



Price Waterhouse LLP
Chicago, Illinois
September 19, 1996